--------------------------------------------------------------------------------
                                                    EMERGING MARKET FIXED INCOME
--------------------------------------------------------------------------------

Alliance Multi-Market
Strategy Trust

                               [GRAPHIC OMITTED]

Annual Report
October 31, 2000

                                            Alliance Capital{LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 22, 2000

Dear Shareholder:

This report contains the performance, investment strategy and outlook of Alliance Multi-Market Strategy Trust (the "Fund") for the annual reporting period ended October 31, 2000.

Investment Objective and Policies

This open-end fund seeks the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund invests a high proportion of its assets in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro, in which the Fund may invest up to 50% of its net assets.

Investment Performance

The following table provides the Fund's performance during the six- and 12-month periods ended October 31, 2000. For comparison, we have included the performance for the Merrill Lynch 1-5 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 14 funds with similar investment objectives to the Fund.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Multi-Market
Strategy Trust
  Class A                                                      2.85%       3.17%
--------------------------------------------------------------------------------
  Class B                                                      2.48%       2.30%
--------------------------------------------------------------------------------
  Class C                                                      2.48%       2.46%
--------------------------------------------------------------------------------
Merrill Lynch
1-5 Year
Government
Bond Index                                                     4.59%       6.27%
--------------------------------------------------------------------------------
Lipper Short
World Multi-
Market Income
Funds Average                                                  1.40%       1.35%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. The Lipper Short World Multi-Market Income Funds Average (the "Lipper Average") reflects performance of 14 funds during both the six- and 12-month periods ended October 31, 2000. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

      Additional investment results appear on pages 5-8.

During the past six months, the Fund underperformed the Merrill Lynch 1-5 Year Government Bond Index. Our holdings of non-U.S. debt dampened performance relative to the Merrill Lynch 1-5 Year Government Bond Index, which measures only U.S. debt. The U.S. debt markets outperformed both the European markets as well as the other dollar-bloc countries (dollar-bloc countries include the United States, Canada, New Zealand, and Australia). We are, however, pleased to report the Fund outperformed the Lipper Short World Multi-Market Income Funds Average, an average of similarly invested funds, during the six-month period. On a 12-month basis, the Fund again underperformed the Merrill Lynch 1-5 Year Government Bond Index and outperformed the Lipper Short World Multi-Market Income Funds Average for the same reasons mentioned above.

Market Overview

After a strong first half of the year, the global economy lost some momentum during the third quarter. Past interest rate increases, lower equity valuations and higher oil prices generally dampened global growth. Monetary policy makers retained their tightening bias, but appeared to be nearing the end of their tightening cycle.

In the U.S., economic growth moderated with a downshift in consumer spending. In May, the U.S. Federal Reserve raised interest rates by 50 basis points from 6.00% to 6.50%. The prospect of slowing growth, coupled with only moderate inflationary pressures, allowed the Federal Reserve to hold rates steady thereafter. During the period, two-year Treasury yields fell from 6.72% to 5.91%, while 30-year Treasury yields fell from 5.99% to 5.79%.

In Europe, higher oil prices and a weaker euro dampened consumer confidence. European monetary policy makers held aggressive attitudes during the period, with the European Central Bank (ECB) pushing up its repurchase agreements (repo) from 3.75% to 4.75% to stem inflationary fears. In Japan, the economy remained fragile and dependent on public spending and exports. There appeared to be a moderation in private demand and a substantial decline in public spending. The Bank of Japan (BOJ) abandoned its "zero-rate" policy in August and raised its short-term rates to 0.25% in the belief that economic recovery was finally underway.

The short-term U.S. bond market, as represented by the Merrill Lynch 1-5 Year Government Bond Index, posted a strong return of 4.59% during the six-month period. Most countries posted positive returns for the period as volatility in global financial markets and weakness in equity markets drove investors to the safety of government bonds. Yields in government debt declined as investors preferred the safety of government bonds rather than lower-rated corporate bonds. The U.S.


--------------------------------------------------------------------------------
2 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

government bond market outpaced the European bond market as an economic slowdown in the U.S. was realized and sentiment grew that the Federal Reserve would refrain from further rate hikes. The European bond market was dampened by the weakness of the euro, which reached a new record low in October and forced yet another rate hike by the ECB in an attempt to lend support to the beleaguered currency. The dollar-bloc countries outside of the U.S., as well as Japan, also outpaced the European markets.

The European investment grade corporate bond sector posted only modest returns for the period. Concerns over anticipated supply dampened performance during the period. European telecommunications issuers were impacted by the announcement from Standard & Poor's and Moody's Investor Services of a complete review of their ratings at the conclusion of the German third-generation mobile phone auction. Beyond the telecommunications sector, industrial issuers posted positive returns during the period, while interim financial results from European banks supported the performance of bank and financial issuers.

Investment Strategy

During the period under review, we continued to hold the maximum allowable U.S. dollar bond position in mostly corporate and supranational issuers. The U.S. dollar high-grade corporate sector provided the best value as compared with other investment opportunities. The Fund generally maintained its core positions and diversified country allocation with some modification of specific holdings. We increased our Swedish government bond position and added a Swedish corporate bond holding. As the euro weakened and the ECB raised rates, we trimmed our holdings in both German and Italian government debt. We added to our Mexican government debt as investment opportunities in this sector reappeared.

Outlook

We expect the forces of global deceleration: global central bank tightening (about 150 tightenings over the past 18 months), high energy prices, a modest capital expenditure slowdown, and a mini-inventory cycle to continue to put downward pressure on the global economy, particularly the U.S. and Europe. We expect inflation to remain calm as global competitive pressures dominate over energy and incidences of tight capacity constraints.

The next six months should prove a benign environment for government bonds. While it is too early to suggest, with confidence, a turn in the monetary policy cycle for any of the major central banks, we expect a balanced "bias" to support a trading range in bonds. Analyzing specific regions, we expect the English-speaking countries to hold policy rates steady for the next three to six months with a growing possibility of an easing in the U.S. We expect ECB policy to be more constructive for bond investors over the forecast horizon as less intervention will be required to bolster the euro. The euro has been gaining on the U.S. dollar, as reports of moderating growth in the U.S. continue to surface. Japan looks to hold official rates steady for another extended


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

period as its economy strives for self-sustaining recovery, and fiscal policy is rationalized. In summary, we expect short rates should be supported by unchanged monetary policy rates overall.

In the credit sensitive sectors, our views have become more cautious. We do not expect a wholesale deterioration in credit quality as global growth slows (earnings, while maybe disappointing versus expectations, are still robust and credit supportive), but we do expect an increase in equity and bond market volatility as expectations adjust to the slower growth and earnings environment. Credit spreads typically widen during periods of heightened volatility. Moreover, market liquidity will likely diminish into year-end as market makers look to preserve profits and consolidation. These negatives should be mitigated somewhat by excellent valuation, but not enough to eliminate concerns.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas J. Peebles

Douglas J. Peebles
Vice President

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Douglas J. Peebles

Portfolio Manager, Douglas J. Peebles, has over 13 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
5/31/91* TO 10/31/00

  [The following was represented by a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

Merrill Lynch 1-5 Year Government Bond Index:         $18,142

Alliance Multi-Market Strategy Trust Class A:         $13,651

Lipper Short-World Multi-Market Income Funds Average: $13,102

This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 5/31/91 to 10/31/00) as compared to the performance of an appropriate broad-based index and the Lipper Short-World Multi-Market Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years.

The Lipper Short-World Multi-Market Income Funds Average (the "Lipper Average") reflects the performance of six funds from 5/31/91 to 10/31/00. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies for the various funds may differ.

When comparing Alliance Multi-Market Strategy Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

* Closest month-end after Fund's Class A share inception date of 5/29/91.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

        Alliance Multi-Market Strategy Trust-Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                          Alliance Multi-Market    Merrill Lynch 1-5 Year
                             Strategy Trust         Government Bond Index
--------------------------------------------------------------------------------
      10/31/91*                    3.68%                     5.52%
      10/31/92                    -2.80%                     9.16%
      10/31/93                     9.02%                     7.50%
      10/31/94                    -2.63%                    -0.30%
      10/31/95                    -6.47%                    10.37%
      10/31/96                    16.37%                     5.77%
      10/31/97                     7.82%                     6.83%
      10/31/98                     6.90%                     8.72%
      10/31/99                     2.95%                     1.99%
      10/31/00                     3.17%                     6.27%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses charged to these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

* The Fund's return for the period ended 10/31/91 is from the Fund's inception date of 5/29/91 through 10/31/91. The benchmark's return for the period ended 10/31/91 is from 5/31/91 through 10/31/91.


--------------------------------------------------------------------------------
6 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATES
Class A Shares
5/29/91
Class B Shares
5/29/91
Class C Shares
5/3/93

PORTFOLIO STATISTICS
Net Assets ($mil): $335.2

COUNTRY BREAKDOWN                             [PIE CHART OMITTED]
    34.4% Euro
    22.8% U.S. Dollar
    13.7% Swedish Krona
     8.7% British Pound
     5.8% Mexican Peso
     4.8% New Zealand Dollar
     4.7% Danish Krona
     2.2% Australian Dollar
     1.5% Canadian Dollar
     1.4% Short-Term

All data as of October 31, 2000. The Fund's country breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
         1 Year                             3.17%                    -1.23%
        5 Years                             7.33%                     6.41%
Since Inception*                            3.83%                     3.36%
      SEC Yield**                           4.94%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
         1 Year                             2.30%                    -0.60%
        5 Years                             6.48%                     6.48%
Since Inception*(a)                         3.31%                     3.31%
      SEC Yield**                           4.38%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
         1 Year                             2.46%                     1.49%
        5 Years                             6.49%                     6.49%
Since Inception*                            3.51%                     3.51%
      SEC Yield**                           4.43%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2000)

                           Class A           Class B         Class C
                            Shares            Shares          Shares
--------------------------------------------------------------------------------
         1 Year              -1.54%            -0.94%           0.98%
        5 Years               6.45%             6.50%           6.52%
Since Inception*              3.35%             3.30%           3.51%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 5/29/91, Class A and Class B; 5/3/93, Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended October 31, 2000.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Australia-2.1%
Debt Obligation-2.1%
State Bank of New South Wales
   8.63%, 8/20/01(a)
   (cost $9,712,061)..............   AUD          13,300   $     6,996,163
                                                           ---------------
Canada-1.5%
Government Obligation-1.5%
Government of Canada(a)
   5.50%, 9/01/02
   (cost $5,103,792)..............   CAD           7,500         4,891,080
                                                           ---------------
Denmark-4.5%
Government Obligations-4.5%
Kingdom of Denmark
   8.00%, 11/15/01(a).............   DKK          96,515        11,263,848
   8.00%, 5/15/03(a)..............                31,500         3,794,232
                                                           ---------------
Total Danish Securities
   (cost $20,017,641).............                              15,058,080
                                                           ---------------
Finland-3.7%
Government Obligation-3.7%
Government of Finland
   9.50%, 3/15/04(a)
   (cost $12,929,381).............   EUR          13,000        12,428,357
                                                           ---------------
France-4.4%
Government Obligation-4.4%
Government of France
   8.50%, 4/25/03(a)
   (cost $18,416,788).............                16,000        14,602,148
                                                           ---------------

Germany-15.3%
Debt Obligations-5.4%
Bayerische Landesbank Girozentrale
   5.75%, 2/28/01(a)..............   US$           5,000         4,985,805
DSL Bank
   5.13%, 1/20/04(a)..............                13,500        12,947,742
                                                           ---------------
                                                                17,933,547
                                                           ---------------


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Government Obligations-9.9%
German Unity Fund
   8.00%, 1/21/02(a)..............   EUR          20,995   $    18,387,382
Suedwestdeutscheland EMTN
   6.50%, 2/25/02(a)..............   US$          15,000        14,939,160
                                                           ---------------
                                                                33,326,542
                                                           ---------------
Total German Securities
   (cost $53,994,107).............                              51,260,089
                                                           ---------------
Italy-11.6%
Government Obligations-11.6%
Republic of Italy
   8.50%, 4/01/04(a)..............   EUR           8,500         7,901,699
   9.50%, 1/01/05(a)..............                18,000        17,526,049
   12.00%, 9/01/01(a).............                15,000        13,382,454
                                                           ---------------
Total Italian Securities
   (cost $52,890,585).............                              38,810,202
                                                           ---------------
Mexico-5.6%
Government Obligations-5.6%
Mexican Treasury Bills
   16.35, 6/14/01(a)(b)...........   MXN          54,075         5,092,523
   16.90%, 4/19/01(a)(b)..........                15,000         1,448,703
   17.15%, 3/22/01(a)(b)..........                51,568         5,042,453
   18.20%, 12/07/00(a)(b).........                71,519         7,352,331
                                                           ---------------
Total Mexican Securities
   (cost $19,311,995).............                              18,936,010
                                                           ---------------
Netherlands-10.6%
Debt Obligations-6.9%
Deutsche Bank Finance NV
   5.75%, 4/13/04(a)..............   US$           9,000         8,718,705
Rabobank Nederland
   5.63%, 5/10/04(a)..............                15,000        14,470,470
                                                           ---------------
                                                                23,189,175
                                                           ---------------
Government Obligation-3.7%
Government of Netherlands
   3.00%, 2/15/02(a)..............   EUR          15,050        12,425,435
                                                           ---------------

Total Dutch Securities
   (cost $38,282,370).............                              35,614,610
                                                           ---------------


--------------------------------------------------------------------------------
10 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

New Zealand-3.7%
Debt Obligation-1.1%
International Bank for
   Reconstruction & Development
   7.25%, 4/09/01(a)..............   NZ$           9,850   $     3,905,705
                                                           ---------------
Government Obligation-2.6%
Government of New Zealand
   10.00%, 3/15/02(a).............                20,800         8,613,412
                                                           ---------------
Total New Zealand Securities
   (cost $16,095,712).............                              12,519,117
                                                           ---------------
Spain-4.4%
Government Obligation-4.4%
Government of Spain
   8.00%, 5/30/04(a)
   (cost $19,107,703).............   EUR          16,000        14,715,874
                                                           ---------------
Sweden-13.2%
Debt Obligation-2.6%
AB Spintab
   6.25%, 9/18/02(a)..............   SEK          85,000         8,726,490
                                                           ---------------
Government Obligations-10.6%
Kingdom of Sweden
   10.25%, 5/05/03(a).............               221,200        24,964,547
   13.00%, 6/15/01(a).............               100,000        10,525,542
                                                           ---------------
                                                                35,490,089
                                                           ---------------
Total Swedish Securities
   (cost $50,677,469).............                              44,216,579
                                                           ---------------
United Kingdom-8.4%
Debt Obligation-3.9%
Abbey National Treasury
   6.50%, 3/05/04(a)..............   GBP           9,000        13,103,124
                                                           ---------------
Government Obligations-4.5%
U.K. Treasury Gilts
   6.50%, 12/07/03(a).............                 7,175        10,630,113
   6.75%, 11/26/04(a).............                 3,000         4,536,275
                                                           ---------------
                                                                15,166,388
                                                           ---------------
Total United Kingdom Securities
   (cost $30,969,354).............                              28,269,512
                                                           ---------------


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

United States-7.6%
Debt Obligations-5.3%
General Electric Capital Corp.
   5.50%, 4/15/02(a) .............   US$          13,050   $    12,855,803
Inter-American Development Bank
   6.13%, 10/04/02(a).............                 5,000         4,972,765
                                                           ---------------
                                                                17,828,568
                                                           ---------------
Government Agency Obligation-0.9%
FNMA Global
   7.25%, 6/20/02(a)..............   NZ$           7,850         3,113,310
                                                           ---------------
Time Deposit-1.4%
Bank One
   6.55%, 11/01/00................   US$           4,500         4,500,000
                                                           ---------------
Total United States Securities
   (cost $27,635,254).............                              25,441,878
                                                           ---------------
Total Investments-96.6%
   (cost $375,144,212)............                             323,759,699
Other assets less liabilities-3.4%                              11,479,526
                                                           ---------------

Net Assets-100%...................                         $   335,239,225
                                                           ===============

(a) Securities, or portion thereof, with an aggregate market value of $319,259,699 have been segregated to collateralize forward exchange currency contracts.
(b)   Annualized yield to maturity at purchase date.
      Glossary of Terms:
      EMTN - Euro Medium Term Note.
      FNMA - Federal National Mortgage Association.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value
   (cost $375,144,212) ......................................     $ 323,759,699
Cash ........................................................            96,299
Foreign cash, at value (cost $52,647) .......................            52,327
Interest receivable .........................................         9,947,867
Unrealized appreciation of forward exchange
   currency contracts .......................................         3,190,072
Receivable for capital stock sold ...........................           215,380
                                                                  -------------
Total assets ................................................       337,261,644
                                                                  -------------
Liabilities
Dividend payable ............................................           648,039
Payable for capital stock redeemed ..........................           642,956
Advisory fee payable ........................................           172,823
Distribution fee payable ....................................           103,831
Accrued expenses and other liabilities ......................           454,770
                                                                  -------------
Total liabilities ...........................................         2,022,419
                                                                  -------------
Net Assets ..................................................     $ 335,239,225
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      55,144
Additional paid-in capital ..................................       454,200,130
Undistributed net investment income .........................        13,281,086
Accumulated net realized loss on investments
   and foreign currency transactions ........................       (83,616,337)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities ......       (48,680,798)
                                                                  -------------
                                                                  $ 335,239,225
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($305,609,519/ 50,286,957 shares of capital stock
   issued and outstanding) ..................................             $6.08
Sales Charge--4.25% of public offering price ................               .27
                                                                          -----
Maximum offering price ......................................             $6.35
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($13,052,052/ 2,139,504 shares of capital stock
   issued and outstanding) ..................................             $6.10
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($16,577,654/ 2,717,111 shares of capital stock
   issued and outstanding) ..................................             $6.10
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Interest .......................................                   $ 29,120,504
Expenses
Advisory fee ...................................   $  2,252,903
Distribution fee - Class A .....................      1,028,724
Distribution fee - Class B .....................        150,774
Distribution fee - Class C .....................        174,984
Transfer agency ................................      1,249,189
Custodian ......................................        440,634
Printing .......................................        250,572
Audit and legal ................................        133,347
Administrative .................................        137,000
Registration ...................................         41,983
Directors' fees ................................         27,702
Miscellaneous ..................................         44,444
                                                   ------------
Total expenses .................................      5,932,256
Less: expense offset arrangement
   (see Note B) ................................        (42,371)
                                                   ------------
Net expenses ...................................                      5,889,885
                                                                   ------------
Net investment income ..........................                     23,230,619
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ................................                     (9,788,373)
Net realized gain on foreign currency
   transactions ................................                     19,071,610
Net change in unrealized appreciation/
   depreciation of:
     Investments ...............................                    (20,632,156)
     Foreign currency denominated assets
       and liabilities .........................                       (750,487)
                                                                   ------------
Net loss on investments and foreign currency
   transactions ................................                    (12,099,406)
                                                                   ------------
Net Increase in Net Assets
   from Operations .............................                   $ 11,131,213
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2000             1999
                                                 =============    =============

Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  23,230,619    $  28,801,195
Net realized gain (loss) on investments and
   foreign currency transactions .............       9,283,237       (7,028,380)
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currency denominated assets and
   liabilities ...............................     (21,382,643)     (24,461,904)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................      11,131,213       (2,689,089)
Dividends to Shareholders from:
Net investment income
   Class A ...................................     (21,417,678)     (26,589,935)
   Class B ...................................        (839,759)      (1,126,713)
   Class C ...................................        (973,182)      (1,084,547)
Distributions in excess of net investment
   income
   Class A ...................................      (1,073,846)      (1,515,744)
   Class B ...................................         (42,104)         (70,368)
   Class C ...................................         (48,794)         (63,752)
Tax return of capital
   Class A ...................................              -0-      (7,329,697)
   Class B ...................................              -0-        (309,706)
   Class C ...................................              -0-        (301,764)
Capital Stock Transactions
Net increase (decrease) ......................     (85,568,229)     355,850,072
                                                 -------------    -------------
Total increase (decrease) ....................     (98,832,379)     314,768,757
Net Assets
Beginning of period ..........................     434,071,604      119,302,847
                                                 -------------    -------------
End of period (including undistributed net
   investment income of $13,281,086 at
   October 31, 2000) .........................   $ 335,239,225    $ 434,071,604
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency con-


--------------------------------------------------------------------------------
16 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains and capital loss carryforwards, resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions, an increase in undistributed net investment income and a corresponding increase in addi-


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $137,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $759,866 for the year ended October 31, 2000.

For the year ended October 31, 2000, the Fund's expenses were reduced by $42,371 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $18,223 from the sale of Class A shares and $2,679, $17,122, and $3,797 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,425,220 and $1,209,591 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in efffect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


--------------------------------------------------------------------------------
18 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $271,617,948 and $301,256,921, respectively for the year ended October 31, 2000. There were purchases of $19,026,588 and sales of $18,877,984 of U.S. government and government agency obligations for the year ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes was $375,724,203. Accordingly, gross unrealized appreciation of investments was $263,541 and gross unrealized depreciation of investments was $52,228,045 resulting in net unrealized depreciation of $51,964,504 (excluding foreign currency transactions).

At October 31, 2000, the Fund had a capital loss carryforward of $83,036,346 of which $24,820,928 expires in the year 2001, $33,977,958 expires in the year 2002, $6,103,309 expires in the year 2003, $973,274 expires in the year 2004,
$572,902 expires in the year 2005, $6,799,602 expires in the year 2007, and $9,788,373 expires in the year 2008. Capital loss carryforward of $37,249,546 expired during the year ended October 31, 2000.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 2000, the Fund had outstanding forward exchange currency contracts, as follows:


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                           U.S. $
                          Contract       Value on         U.S. $     Unrealized
                            Amount    Origination        Current   Appreciation
                             (000)           Date          Value (Depreciation)
                          -----------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Euro,
  settling 11/24/00         29,077   $ 24,452,969   $ 24,703,515   $    250,546
Mexican Peso,
  settling 12/13/00        120,838     12,356,836     12,461,435        104,599
Forward Exchange
  Currency Sale
  Contracts
Australian Dollars,
  settling 11/06/00         13,600      7,378,000      7,049,886        328,114
British Pound,
  settling 11/10/00         19,049     27,711,583     27,642,032         69,551
Canadian Dollar,
  settling 11/14/00          7,590      5,033,093      4,970,251         62,842
Danish Krona,
  settling 11/30/00        134,422     15,221,037     15,340,201       (119,164)
Euro,
  settling
  11/24/00-12/18/00        164,781    141,380,743    140,000,616      1,380,127
Mexican Peso,
  settling 12/13/00        120,838     12,500,000     12,461,435         38,565
New Zealand Dollar,
  settling 11/30/00         20,100      8,100,735      7,972,140        128,595
Swedish Krona,
  settling 11/13/00        456,019     46,619,918     45,673,621        946,297
                                                                   ------------
                                                                   $  3,190,072
                                                                   ------------

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the


--------------------------------------------------------------------------------
20 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

                                                Number of
                                                Contracts     Premiums
                                                =========     ========

Options outstanding at October 31, 1999  ....          -0-    $     -0-
Options written .............................      27,650      119,053
Options expired .............................     (19,730)     (85,115)
Options exercised ...........................      (7,920)     (33,938)
                                                 --------     --------
Options outstanding at October 31, 2000  ....          -0-    $     -0-
                                                 --------     --------

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of invest-


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At October 31, 2000, the Fund had no outstanding interest rate swap contracts.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      -------------------------    ----------------------------
                             Shares                         Amount
                      -------------------------    ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                     October 31,    October 31,     October 31,     October 31,
                            2000           1999            2000            1999
                      ---------------------------------------------------------
Class A
Shares sold              927,640      1,404,924    $  5,708,779    $ 10,793,953
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            1,804,530      2,377,239      11,102,260      15,386,344
-------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust          -0-    59,018,291              -0-    406,086,486
-------------------------------------------------------------------------------
Shares converted
  from Class B           348,834        835,343       2,145,104       3,783,171
-------------------------------------------------------------------------------
Shares redeemed      (15,915,175)   (14,913,196)    (98,114,034)    (96,630,679)
-------------------------------------------------------------------------------
Net increase
  (decrease)         (12,834,171)    48,722,601    $(79,157,891)   $339,419,275
===============================================================================

Class B
Shares sold              493,126        826,085    $  3,048,341    $  5,382,943
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               90,646        120,637         560,199         783,629
-------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust          -0-     2,774,895              -0-     19,136,136
-------------------------------------------------------------------------------
Shares converted
  to Class A            (347,402)      (833,238)     (2,145,104)     (3,783,171)
-------------------------------------------------------------------------------
Shares redeemed         (966,636)    (1,102,976)     (5,988,280)     (8,841,000)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (730,266)     1,785,403    $ (4,524,844)   $ 12,678,537
===============================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -------------------------    ----------------------------
                             Shares                         Amount
                      -------------------------    ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                     October 31,    October 31,     October 31,     October 31,
                            2000           1999            2000            1999
                      ---------------------------------------------------------
Class C
Shares sold              271,561        383,149    $  1,678,176    $  2,493,985
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               91,186        121,625         563,058         790,360
-------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisition of
  Short-Term
  Multi-Market Trust          -0-       679,675              -0-      4,680,048
-------------------------------------------------------------------------------
Shares redeemed         (666,719)      (646,650)     (4,126,728)     (4,212,133)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (303,972)       537,799    $ (1,885,494)   $  3,752,260
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2000.

NOTE G

Acquisition of Short-Term Multi Market Trust, Inc.

On November 13, 1998, the Fund acquired all of the assets of Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term") pursuant to a plan of reorganization approved by the shareholders of Alliance "Short-Term" on November 9, 1998. The acquisition was accomplished by a tax-free exchange of 62,472,861 shares of the Fund for 55,807,704 shares of "Short-Term" on November 13, 1998. The aggregate net assets of the Fund and "Short-Term" immediately before the acquisition were $118,348,530 and $413,049,483, respectively. Immediately after the acquisition the combined net assets of the Fund amounted to $531,398,013.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ---------------------------------------------------------------------
                                                                  Class A
                                  ---------------------------------------------------------------------
                                                           Year Ended October 31,
                                  ---------------------------------------------------------------------
                                      2000            1999           1998           1997           1996
                                  ---------------------------------------------------------------------
Net asset value, beginning
  of period ...................   $   6.29        $   6.64        $  7.11        $  7.23        $  6.83
                                  ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......        .38             .42            .44            .47            .59
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................       (.19)           (.22)           .02            .08            .48
                                  ---------------------------------------------------------------------
Net increase in net asset
  value from operations .......        .19             .20            .46            .55           1.07
                                  ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................       (.38)           (.42)          (.44)          (.47)          (.67)
Distributions in excess of net
  investment income ...........       (.02)           (.02)          (.42)          (.20)            -0-
Tax return of capital .........         -0-           (.11)          (.07)            -0-            -0-
                                  ---------------------------------------------------------------------
Total dividends and
  distributions ...............       (.40)           (.55)          (.93)          (.67)          (.67)
                                  ---------------------------------------------------------------------
Net asset value, end of
  period ......................   $   6.08        $   6.29        $  6.64        $  7.11        $  7.23
                                  =====================================================================
Total Return
Total investment return based
  on net asset value(b)  ......       3.17%           2.95%          6.90%          7.82%         16.37%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $305,610        $396,867        $95,568        $96,133        $68,776
Ratio to average net assets of:
  Expenses ....................       1.52%(c)        1.44%(c)       1.74%(c)       1.58%(c)       1.64%
  Expenses, excluding
    interest expense ..........       1.52%           1.44%          1.74%          1.58%          1.60%(d)
  Net investment income .......       6.25%           6.23%          6.46%          6.50%          8.40%
Portfolio turnover rate .......         82%            124%           240%           173%           215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -------------------------------------------------------------------
                                                                 Class B
                                  -------------------------------------------------------------------
                                                          Year Ended October 31,
                                  -------------------------------------------------------------------
                                     2000            1999           1998           1997          1996
                                  -------------------------------------------------------------------
Net asset value, beginning
  of period ...................   $  6.32        $  6.66        $  7.11        $  7.23        $  6.83
                                  -------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......       .33            .36            .36            .42            .53
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (.19)          (.22)           .05            .06            .47
                                  -------------------------------------------------------------------
Net increase in net asset
  value from operations .......       .14            .14            .41            .48           1.00
                                  -------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................      (.34)          (.36)          (.36)          (.42)          (.60)
Distributions in excess of net
  investment income ...........      (.02)          (.02)          (.43)          (.18)            -0-
Tax return of capital .........        -0-          (.10)          (.07)            -0-            -0-
                                  -------------------------------------------------------------------
Total dividends and
  distributions ...............      (.36)          (.48)          (.86)          (.60)          (.60)
                                  -------------------------------------------------------------------
Net asset value, end of
  period ......................   $  6.10        $  6.32        $  6.66        $  7.11        $  7.23
                                  ===================================================================
Total Return
Total investment return based
  on net asset value(b)  ......      2.30%          2.13%          6.24%          6.90%         15.35%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $13,052        $18,129        $ 7,217        $29,949        $88,427
Ratio to average net assets of:
  Expenses ....................      2.28%(c)       2.15%(c)       2.41%(c)       2.29%(c)       2.35%
  Expenses, excluding
    interest expense ..........      2.28%          2.15%          2.41%          2.29%          2.31%(d)
  Net investment income .......      5.44%          5.46%          5.64%          5.79%          7.69%
Portfolio turnover rate .......        82%           124%           240%           173%           215%

See footnote summary on page 27.

--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -------------------------------------------------------------------
                                                                 Class C
                                  -------------------------------------------------------------------
                                                          Year Ended October 31,
                                  -------------------------------------------------------------------
                                     2000            1999           1998           1997          1996
                                  -------------------------------------------------------------------
Net asset value, beginning
  of period ...................   $  6.31        $  6.65        $  7.11        $  7.23        $  6.83
                                  -------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......       .34            .36            .25            .42            .54
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (.19)          (.22)           .16            .07            .47
                                  -------------------------------------------------------------------
Net increase in net asset
  value from operations .......       .15            .14            .41            .49           1.01
                                  -------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................      (.34)          (.36)          (.41)          (.42)          (.61)
Distributions in excess of net
  investment income ...........      (.02)          (.02)          (.42)          (.19)            -0-
Tax return of capital .........        -0-          (.10)          (.04)            -0-            -0-
                                  -------------------------------------------------------------------
Total dividends and
  distributions ...............      (.36)          (.48)          (.87)          (.61)          (.61)
                                  -------------------------------------------------------------------
Net asset value, end of
  period ......................   $  6.10        $  6.31        $  6.65        $  7.11        $  7.23
                                  ===================================================================
Total Return
Total investment return based
  on net asset value(b)  ......      2.46%          2.13%          6.10%          6.92%         15.36%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $16,578        $19,076        $16,518        $ 1,203        $ 1,076
Ratio to average net assets of:
  Expenses ....................      2.22%(c)       2.15%(c)       2.61%(c)       2.28%(c)       2.34%
  Expenses, excluding
    interest expense ..........      2.22%          2.15%          2.61%          2.28%          2.30%(d)
  Net investment income .......      5.52%          5.50%          5.28%          5.80%          7.62%
Portfolio turnover rate .......        82%           124%           240%           173%           215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                    Year Ended October 31,
                                -----------------------------
                                 2000    1999    1998    1997
                                -----------------------------
      Class A...............    1.50%   1.42%   1.73%   1.57%
      Class B...............    2.27%   2.14%   2.40%   2.28%
      Class C...............    2.21%   2.14%   2.60%   2.27%

(d)   Interest expense includes commitment fees paid.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 27

----------------
AUDITOR'S REPORT
----------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance Multi-Market Strategy Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 8, 2000


--------------------------------------------------------------------------------
28 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

Federal Funds Rate

The overnight interest-rate that banks charge each other for the use of Federal Funds. The Federal Funds rate is an indicator of general interest-rate trends.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

monetary policy

The regulation of the money supply and interest rates by a country's central bank with the purpose of controlling inflation and stabilizing currency.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
30 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Michael Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800)-221-5672

Independent Accountants

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 33

Alliance Multi-Market Strategy Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital{LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MMSTAR1000